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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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               Date of Report (Date of earliest event reported):
                                 MARCH 9, 2004


                         BIOSANTE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                       1-31812               58-2301143
(State or Other Jurisdiction of      (Commission File        (I.R.S. Employer
        Incorporation)                    Number)         Identification Number)


            111 BARCLAY BOULEVARD
           LINCOLNSHIRE, ILLINOIS                            60069
  (Address of Principal Executive Offices)                 (Zip Code)


                                 (847) 478-0500
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On March 9, 2004, BioSante Pharmaceuticals, Inc. announced its key achievements and financial results for the year ended December 31, 2003. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of BioSante Pharmaceutical's press release in connection with the announcement. The information in this report is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference by any general statements by BioSante Pharmaceuticals, Inc. incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent BioSante Pharmaceuticals, Inc. specifically incorporates the information by reference.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BIOSANTE PHARMACEUTICALS, INC.



                                            By: /s/ Phillip B. Donenberg
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                                                Phillip B. Donenberg
                                                Chief Financial Officer,
                                                Treasurer and Secretary
Dated:   March 9, 2004